Exhibit 99.7

DATAVAULT AI INC.

FREQUENTLY ASKED QUESTIONS
REGARDING THE DREAM BOWL 2026 MEME COIN

The below FAQs are presented in two parts.

Part I: Addresses questions regarding the details of the distribution of the Dream Bowl 2026 Meme Coin tokens to certain record holders of common stock and certain other equity securities of Datavault AI Inc. (“Datavault”), including the record date, payment date, distribution ratio, opt-in and digital wallet requirements.

Part II: Addresses questions regarding the details of Datavault’s voluntary distribution of Dream Bowl 2026 Meme Coin tokens to record holders of common stock of Scilex Holding Company, including the record date, payment date, distribution ratio, opt-in and digital wallet requirements.

PART I

FREQUENTLY ASKED QUESTIONS REGARDING
THE DISTRIBUTION OF DREAM BOWL 2026 MEME COINS BY DATAVAULT AI INC.
TO CERTAIN HOLDERS OF DATAVAULT EQUITY SECURITIES

Q:	What is the distribution of Dream Bowl 2026 Meme Coins to certain holders of Datavault equity securities?

A:

On November 11, 2025, Datavault announced that its board of directors declared a dividend (“Distribution”) of one Dream Bowl 2026 Meme Coin token (such token, the “Meme Coin”) for each one share of the Datavault’s common stock, par value $0.0001 per share (the “Datavault Common Stock”), held or deemed to be held by certain Datavault equityholders for purposes of the Distribution pursuant to certain contractual rights of the holders of the following equity securities of Datavault, in each case as of the close of business on the Record Date (as defined below):

(i) Datavault Common Stock (“Record Datavault Common Holders”),
(ii)

certain warrants to purchase Datavault Common Stock that have the right to participate in the Distribution pursuant to their respective terms (such warrants, the “Record Datavault Warrants” and such record holders, the “Record Datavault Warrant Holders”),

(iii)

certain convertible promissory notes of Datavault that have the right to participate in the Distribution pursuant to their respective terms (such notes, the “Record Datavault Notes” and such record holders, the “Record Datavault Note Holders”), and

(iv)

certain equity awards and/or grants that are issued and outstanding as of the Record Date and which were granted under Datavault’s stock option plan, stock incentive plan or other equity incentive plans that have not been exercised or converted and settled (or, in the case of restricted stock awards, that have not yet vested) as of the Record Date that are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants (such awards or grants, the “Record Datavault Awards” and such record holders, the “Record Datavault Award Holders” and together with the Record Datavault Common Holders, the Record Datavault Warrant Holders, and the Record Datavault Note Holders, the “Record Datavault Holders”).

The preceding Datavault securities held by the Record Datavault Holders as of the Record Date are collectively referred to herein as the “Datavault Securities”.

Q:	What is the Meme Coin?

A:	The Meme Coin is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl XIV event to be held on January 11, 2026. The Meme Coin does not: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault or others. The Meme Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Meme Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Q:	Are Meme Coins being distributed to any other persons?

A:

Yes. Datavault is voluntarily distributing Meme Coins to record holders of common stock of Scilex Holding Company (“Scilex”) as of the Record Date (the “Record Scilex Common Holders”) as a token of its appreciation for Scilex’s relationship with Datavault as a significant stockholder of Datavault, licensing partner and co-sponsor of the Dream Bowl XIV event to be held on January 11, 2026.

See Part II of these FAQs for additional information regarding the Distribution to Record Scilex Common Holders.

Q:	What is the Record Date for the Distribution to the Record Datavault Holders?

A:	The record date for determining the Record Datavault Holders who are entitled to receive Meme Coins was November 25, 2025 (the “Record Date”), subject to the right of the Board of Directors of Datavault (the “Datavault Board”) to change the Record Date to a later date.

Q:	What is the Payment Date for the Meme Coins to be Distributed to Record Datavault Holders?

A:	The Distribution will be paid beginning on December 24, 2025 (“Payment Date”), subject to the right of the Datavault Board to change the Payment Date to a later date or to revoke the Distribution entirely prior to the Payment Date.

Q:	Can the Datavault Board revoke the Distribution to Record Datavault Holders?

A:	Yes, the Datavault Board has the right to revoke the Distribution prior to the Payment Date.

Q:	How will I know if the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Datavault Holders?

A:	If the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Datavault Holders prior to the Payment Date, Datavault will file a Current Report on Form 8-K with the Securities and Exchange Commission to announce such changes or revocation.

Q:	Will I receive Meme Coins if I am a Record Datavault Holder?

A:	If you are a Record Datavault Holder, meaning you held Datavault Securities as of the close of business on the Record Date, you are entitled to receive Meme Coins, subject to your having:
(i) set up a digital wallet with Datavault into which Meme Coins can be delivered on or after the Payment Date; and

(ii) elected to receive the Distribution by completing, duly executing, and submitting an Opt-In Agreement to Alliance Advisors, Datavault’s Information Agent (the “Information Agent”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for Datavault to transfer the Meme Coins (collectively, the “Payment Conditions”).

Instructions on how to set up a digital wallet with Datavault can be found at www.dreambowlcoin.com.

You may initiate your election to receive your portion of the Distribution by completing, executing and submitting the Opt-In Agreement, which can be accessed at www.dreambowlcoin.com. Once you have printed and executed the Opt-In Agreement you will need to upload the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Q:	How many Meme Coins will I receive if I am a Record Datavault Holder?

A:

If you are a Datavault Record Common Holder, then you will receive one Meme Coin for each one share of Datavault Common Stock held (or underlying the applicable Datavault Securities held) by you as of the close of business on the Record Date.

If you are a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder, you will receive one Meme Coin for each one share of Datavault Common Stock underlying the applicable Datavault Securities held by you as of the close of business on the Record Date, as determined pursuant to the terms of the applicable Datavault Security you hold.

Q:	How do I know if I am a Record Datavault Common Holder?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on November 25, 2025, your shares of Datavault Common Stock were registered directly in your name with Datavault’s transfer agent, VStock Transfer LLC (“VStock”), then you are the stockholder of record for these shares and a Record Datavault Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on November 25, 2025, your shares of Datavault Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

Q:	What information was distributed to the Record Datavault Common Holders in connection with the Distribution?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on November 25, 2025, your shares of Datavault Common Stock were registered directly in your name with Datavault’s transfer agent, VStock, then Alliance Advisors (the “Information Agent”), on Datavault’s behalf, mailed a letter to your address on record with VStock describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to www.dreambowlcoin.com (the “Distribution Website”).

On the Distribution Website, you will find, among other information, the following (collectively, with this letter, the “Distribution Materials”):

	(i)	These FAQs regarding the Distribution.
	(ii)	Instructions for setting up a digital wallet with Datavault.
(iii)

A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on November 25, 2025, your shares of Datavault Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Datavault Common Holder, for purposes of the Distribution.

As a Record Datavault Common Holder, your brokerage firm, bank, dealer or other similar organization should have received the cover letter from Datavault and will be responsible for distributing such cover letter to you.

Please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	How do I know if I am a Record Datavault Warrant Holder, Record Datavault Note Holder or Record Datavault Award Holder?

A:

If at the close of business on November 25, 2025, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, such securities were registered directly in your name with Datavault and you are the holder of record for such securities and therefore a Record Datavault Warrant Holder, Record Datavault Note Holder and/or Record Datavault Award Holder, as applicable, you are entitled to participate in the Distribution.

Record Datavault Warrants

Based on the books and records of Datavault, the following warrants to purchase Datavault Common Stock have the right to participate in the Distribution pursuant to their respective terms:

	(i)	Common Stock Purchase Warrants, issued June 4, 2020;
	(ii)	Common Stock Purchase Warrants, issued June 11, 2020;
	(iii)	Common Stock Purchase Warrants, issued November 9, 2020;
	(iv)	Common Stock Purchase Warrants, issued January 19, 2021;
	(v)	Common Stock Purchase Warrants, issued June 8, 2021;
	(vi)	Common Stock Purchase Warrants, issued August 15, 2022;
	(vii)	Common Stock Purchase Warrants, issued February 3, 2023; and
	(viii)	Common Stock Purchase Warrants, issued February 13, 2024.

Record Datavault Notes

Based on the books and records of Datavault, there are no Record Datavault Notes outstanding as of the Record Date.

Record Datavault Awards

Based on the books and records of Datavault, certain shares of Datavault restricted stock and Datavault restricted stock units, in each case awarded pursuant to Datavault’s 2018 Long-Term Stock Incentive Plan, Technical Team Retention Plan of 2022 or inducement award grants, are issued and outstanding as of the Record Date, have not been exercised or converted and settled and are entitled to participate in the Distribution pursuant to the terms of their respective awards and/or grants.

Q:	What information was distributed to the Record Datavault Warrant Holders, Record Datavault Note Holders and Record Datavault Award Holders in connection with the Distribution?

A:	If at the close of business on November 25, 2025, you held Record Datavault Warrants, Record Datavault Notes and/or Record Datavault Awards, then such securities were registered directly in your name with Datavault (and not with Datavault’s transfer agent), and Alliance Advisors, on Datavault’s behalf, mailed a letter to your address on record with Datavault describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to the Distribution Website at www.dreambowlcoin.com.

Q:	What if I hold Record Datavault Warrants that have not been exercised in full, Record Datavault Notes that have not been converted in full and/or Record Datavault Awards that have not been vested in full, or are otherwise subject to limitations on participating in the Distribution, in each case, as of the Record Date and/or Payment Date?

A:

The portion of the Distribution with respect to the unexercised portion of Datavault Warrants that have not been exercised in full and the portion of the Record Datavault Notes that have not been converted in full shall be distributed on the same basis as the Distribution is made to Record Datavault Common Holders.

The portion of the Distribution with respect to the unvested portion of Record Datavault Awards that have not vested in full (or any portion thereof otherwise subject to limitations on participating in the Distribution) shall, for the benefit of the applicable Record Datavault Award Holders, be held in abeyance in a digital wallet of Datavault until such time, if ever, as such Record Datavault Award Holder becomes entitled to that portion of the Distribution pursuant to the terms and conditions of the applicable Record Datavault Award.

Q:	What if I am a holder of Datavault Securities and did not receive a letter from Datavault describing the Distribution and informing me about the process of electing to receive my portion of the Distribution or I have questions about how to receive the Meme Coins?

A:

Stockholder of Record: Shares Registered in Your Name

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and opening a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, that organization received the cover letter with respect to all Datavault Common Stock held by its customers; please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Record Datavault Warrant Holder and Record Datavault Award Holder

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and opening a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

Q:	Can I obtain, complete and submit the relevant Distribution Materials online?

A:

Yes. In the cover letter that was mailed by Datavault, there is a QR Code that you may scan to obtain access to the Distribution Website (defined below) hosted by Datavault’s Information Agent, Alliance Advisors, where you can obtain a copy of the Distribution Materials and instructions on how to complete and submit your Opt-In Agreement and set up a digital wallet with Datavault.

You must initiate the process of electing to receive your portion of the Distribution by setting up your digital wallet and completing the Opt-In Agreement by navigating to http://www.dreambowlcoin.com/ (the “Distribution Website”). On the Distribution Website, you can view and download the Distribution Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement.

Q:	Why am I being asked to open a digital wallet with Datavault to receive the Meme Coins?

A:

The Meme Coins are a digital asset and can only be held in a digital wallet. It is a condition to the receipt of the Meme Coins in the Distribution that you have a digital wallet hosted by Datavault.

Instructions for opening a digital wallet with Datavault can be found on the Distribution Website at http://www.dreambowlcoin.com/.

Q:	Why am I being asked to execute an Opt-In Agreement?

A:

Execution of the Opt-In Agreement is also a condition to the receipt of the Meme Coins.

By executing an Opt-In Agreement, you are agreeing, among other things, to the payment conditions set forth therein, and acknowledging that you understand the process for receiving the Meme Coins, that the Datavault Board can change the Record Date, Payment Date or revoke the Distribution, and that the Meme Coins may not have or maintain any value.

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, then in connection with your execution and delivery of the Opt-In Agreement, (a) Datavault may require additional documentation to verify the number of shares of Datavault Common Stock you hold, including the delivery of a copy of your brokerage statement as of the Record Date (or a full monthly statement for November 2025) or other certification regarding your holdings of Datavault Common Stock as of the Record Date, (b) you will need to authorize Datavault and Alliance Advisors to contact your brokerage firm, bank, dealer or other similar organization for purposes of verifying your holdings, and (c) you will be required to indemnify Datavault and its directors, officers, stockholders, members, partners, employees and agents to the fullest extent permitted by law with respect to certain losses arising in connection with your participation in the Distribution, including any inaccuracy in the number of shares of Datavault Common Stock set forth in your Opt-In Agreement, as more fully described therein.

Datavault urges you to read carefully the Opt-In Agreement prior to making any decision to accept the Meme Coins.

Q:	If I hold my shares of Datavault Common Stock in “street name” and the Information Agent is unable to verify the number of shares that I hold, will I be able to receive my portion of the Distribution?

A:	If you hold your shares of Datavault Common Stock in “street name” with a brokerage firm, bank, dealer or other similar organization and the Information Agent is unable to verify the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization, including if you fail to provide additional documentation to verify the number of shares of Datavault Common Stock that you hold in street name, then you will not receive your portion of the Distribution until such time as the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization can be verified by the Information Agent.

Q:	What is the value of the Meme Coins?

A:	The fair market value per Meme Coin is $0.0000014, as of November 19, 2025, based on an independent valuation conducted by an independent third-party valuation firm at the request of Datavault, and such value assumes that the Meme Coins are illiquid through January 9, 2026. See the Risk Factors that form a part of the Opt-In Agreement.

Q:	Will there be a trading market for the Meme Coins?

A:	Yes, the Meme Coins will be tradeable on Datavault’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Meme Coins. Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange. Holders of Meme Coins may also be able to export the Meme Coins to other digital wallets.

Q:	Will there be fees associated with opening a digital wallet with Datavault?

A:	No, there will not be fees associated with opening a digital wallet with Datavault.

Q:	Will there be fees associated with transfers of Meme Coins or trades made on the Information Data Exchange after the initial deposit of Meme Coins into my digital wallet?

A:

Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange.

Trades of Meme Coins made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Meme Coins that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault.

Q:	What are the tax consequences to Record Datavault Holders of accepting the Meme Coins?

A:

Record Datavault Common Holders and Record Datavault Award Holders

The distribution of Meme Coins is an in-kind distribution that may be a dividend (to the extent of Datavault’s current and accumulated earnings and profits (“E&P”)). With respect to Meme Coins issued to a Record Datavault Common Holder or Record Datavault Award Holder, any amount in excess of E&P would reduce a Record Datavault Common Holder or Record Datavault Award Holder’s tax basis in its Datavault Common Stock underlying the dividend and any amount in excess of that basis should constitute gain. Datavault may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with Datavault’s tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the Internal Revenue Service (the “IRS”) and other tax authorities) to report such amounts in the same manner as Datavault.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Record Datavault Warrant Holders

The tax treatment of the dividend with respect to the Record Datavault Warrant Holders of the Meme Coin is unclear. Such distribution could be treated as an adjustment to conversion price and a dividend, or may be subject to another treatment. Datavault will report such amounts in such manner as it decides is appropriate in consultation with Datavault’s tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner as Datavault.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Q:	I share an address with another Datavault stockholder, and we received only one paper copy of the letter from Datavault. How may I obtain an additional copy of the letter from Datavault?

A:

Datavault has adopted a procedure called “householding”. Under this procedure, Datavault delivers a single copy of the letter from Datavault to multiple stockholders and other equityholders who share the same address, unless it has received contrary instructions from one or more of such stockholders or other equityholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders and other equityholders who participate in householding will continue to be able to access and receive separate letters from Datavault. Upon written or oral request, Datavault (through the Information Agent) will deliver promptly a separate copy of the letter from Datavault to any stockholder or other equityholder at a shared address to which Datavault delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder or other equityholder is receiving multiple copies, to request that we only send a single copy of the letter from Datavault, such stockholder or other equityholder may contact Alliance Advisors at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

We encourage stockholders to contact Alliance by telephone or e-mail instead of physical mail to help ensure timely receipt of any request a copy of the letter from Datavault.

Q:	Should I seek advice from legal and/or tax advisors before I elected to receive the Distribution?

A:

There may be legal and tax consequences from your election to participate in the Distribution, execution of the Opt-In Agreement and receipt of the Distribution.

Datavault encourages all Record Datavault Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to elect to participate in the Distribution, execute the Opt-In Agreement and receive the Distribution.

PART II

FREQUENTLY ASKED QUESTIONS

REGARDING THE DISTRIBUTION OF DREAM BOWL 2026 MEME COINS BY DATAVAULT AI INC. TO COMMON STOCKHOLDERS OF SCILEX HOLDING COMPANY

Q:	Is Datavault distributing Meme Coins to Holders of Common Stock of Scilex Holding Company?

A:	Yes. Datavault is voluntarily distributing (the “Distribution”) Meme Coins to record holders of Scilex common stock, par value $0.0001 per share (the “Scilex Common Stock”), as of the Record Date (the “Record Scilex Common Holders”) as a token of its appreciation for Scilex’s relationship with Datavault as a significant stockholder of Datavault, licensing partner and co-sponsor of the Dream Bowl XIV event to be held on January 11, 2026.

Q:	What is the Meme Coin?

A:	The Meme Coin is a digital collectible intended solely for personal, non-commercial use in connection with the Dream Bowl XIV event to be held on January 11, 2026. The Meme Coin does not: (a) represent or confer any equity, voting, dividend, profit-sharing, or ownership rights in Datavault or any other entity; (b) provide any right to receive monetary payments, distributions, or appreciation; or (c) create any expectation of profit or reliance on the managerial or entrepreneurial efforts of Datavault or others. The Meme Coin is not designed or intended to function as an investment, currency, or financial product, and it is not being offered, sold, or distributed for fundraising or capital-raising purposes. Use of the Meme Coin is limited to entertainment, event-access, and digital-collectible functions. Any transferability features are provided solely to support personal digital item portability and not to facilitate or imply investment or speculative use.

Q:	What is the Record Date for the Distribution to the Record Scilex Common Holders?

A:	The record date for determining the Record Scilex Common Holders who are entitled to receive Meme Coins was November 25, 2025 (the “Record Date”), subject to the right of the Board of Directors of Datavault (the “Datavault Board”) to change the Record Date to a later date.

Q:	What is the Payment Date for the Meme Coins to be Distributed to Record Scilex Common Holders?

A:	The Distribution will be paid beginning on December 24, 2025 (“Payment Date”), subject to the right of the Datavault Board to change the Payment Date to a later date or to revoke the Distribution entirely prior to the Payment Date.

Q:	Can the Datavault Board revoke the Distribution to Record Scilex Common Holders?

A:	Yes, the Datavault Board has the right to revoke the Distribution to Record Scilex Common Holders prior to the Payment Date.

Q:	How will I know if the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Scilex Common Holders?

A:	If the Datavault Board changes the Record Date or Payment Date or otherwise revokes the Distribution to Record Scilex Common Holders prior to the Payment Date, Datavault will file a Current Report on Form 8-K with the Securities and Exchange Commission to announce such changes or revocation.

Q:	Will I receive Meme Coins if I am a Record Scilex Common Holder?

A:

If you are a Record Scilex Holder, meaning you held Scilex Common Stock as of the close of business on the Record Date, you are entitled to receive Meme Coins, subject to your having:

(iii)  set up a digital wallet with Datavault into which Meme Coins can be delivered on or after the Payment Date; and

(iv)  elected to receive the Distribution by completing, duly executing, and submitting an Opt-In Agreement to Alliance Advisors, Datavault’s Information Agent (the “Information Agent”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for Datavault to transfer the Meme Coins (collectively, the “Payment Conditions”).

Instructions on how to set up a digital wallet with Datavault can be found at www.dreambowlcoin.com.

You may initiate your election to receive your portion of the Distribution by completing, executing and submitting the Opt-In Agreement, which can be accessed at www.dreambowlcoin.com. Once you have printed and executed the Opt-In Agreement you will need to upload the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Q:	How many Meme Coins will I receive if I am a Record Scilex Common Holder?

A:	If you are a Record Scilex Common Holder, then you will receive one Meme Coin for each one share of Scilex Common Stock held by you as of the close of business on the Record Date.

Q:	How do I know if I am a Record Scilex Common Holder?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on November 25, 2025, your shares of Scilex Common Stock were registered directly in your name with Scilex’s transfer agent, Continental Stock Transfer and Trust Company (“CST”), then you are the stockholder of record for these shares and a Record Scilex Common Holder.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on November 25, 2025, your shares of Scilex Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Scilex Common Holder, for purposes of the Distribution.

Q:	What information was distributed to the Record Scilex Common Holders in connection with the Distribution?

A:

Stockholder of Record: Shares Registered in Your Name

If at the close of business on November 25, 2025, your shares of Scilex Common Stock were registered directly in your name with Scilex’s transfer agent, CST, then Alliance Advisors (the “Information Agent”), on Datavault’s behalf, mailed a letter to your address on record with CST describing the Distribution and informing you about the process of electing to receive your portion of the Distribution by setting up your digital wallet and uploading your completed, executed Opt-In Agreement by navigating to www.dreambowlcoin.com (the “Distribution Website”).

On the Distribution Website, you will find, among other information, the following (collectively, with this letter, the “Distribution Materials”):

(i)    These FAQs regarding the Distribution.

(ii)   Instructions for setting up a digital wallet with Datavault.

(iii)  A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If at the close of business on November 25, 2025, your shares of Scilex Common Stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”, and the organization holding your account is considered the stockholder of record, or the Record Scilex Common Holder, for purposes of the Distribution.

As a Record Scilex Common Holder, your brokerage firm, bank, dealer or other similar organization should have received the cover letter from Datavault and will be responsible for distributing such cover letter to you.

Please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	What if I am a Record Scilex Common Holder and did not receive a letter from Datavault describing the Distribution and informing me about the process of electing to receive my portion of the Distribution or I have questions about how to receive the Meme Coins?

A:

Stockholder of Record: Shares Registered in Your Name

To obtain a copy of the letter from Datavault, or if you have questions about such letter, the Distribution Website, and/or how to receive the Meme Coins or, subject to having completed and executed the Opt-In Agreement and opening a digital wallet with Datavault, to check on the status of the deposit of your Meme Coins in your digital wallet from and after the Payment Date, please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, that organization received the cover letter with respect to all Datavault Common Stock held by its customers; please visit the Distribution Website at www.dreambowlcoin.com or contact Datavault’s Information Agent, Alliance Advisors, by phone or email at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

to coordinate as necessary with your brokerage firm, bank, dealer or other similar organization.

Q:	Can I obtain, complete and submit the relevant Distribution Materials online?

A:

Yes. In the cover letter that was mailed by Datavault, there is a QR Code that you may scan to obtain access to the Distribution Website (defined below) hosted by Datavault’s Information Agent, Alliance Advisors, where you can obtain a copy of the Distribution Materials and instructions on how to complete and submit your Opt-In Agreement and set up a digital wallet with Datavault.

You must initiate the process of electing to receive your portion of the Distribution by setting up your digital wallet and completing the Opt-In Agreement by navigating to the Distribution Website at http://www.dreambowlcoin.com/. On the Distribution Website, you can view and download the Distribution Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement.

Q:	Why am I being asked to open a digital wallet with Datavault to receive the Meme Coins?

A:

The Meme Coins are a digital asset and can only be held in a digital wallet. It is a condition to the receipt of the Meme Coins in the Distribution that you have a digital wallet hosted by Datavault.

Instructions for opening a digital wallet with Datavault can be found on the Distribution Website at http://www.dreambowlcoin.com/.

Q:	Why am I being asked to execute an Opt-In Agreement?

A:

Execution of the Opt-In Agreement is also a condition to the receipt of the Meme Coins.

By executing an Opt-In Agreement, you are agreeing, among other things, to the payment conditions set forth therein, and acknowledging that you understand the process for receiving the Meme Coins, that the Datavault Board can change the Record Date, Payment Date or revoke the Distribution, and that the Meme Coins may not have or maintain any value.

If you hold your shares in “street name” through a brokerage firm, bank, dealer or other similar organization, then in connection with your execution and delivery of the Opt-In Agreement, (a) Datavault may require additional documentation to verify the number of shares of Scilex Common Stock you hold, including the delivery of a copy of your brokerage statement as of the Record Date (or a full monthly statement for November 2025) or other certification regarding your holdings of Scilex Common Stock as of the Record Date, (b) you will need to authorize Datavault and Alliance Advisors to contact your brokerage firm, bank, dealer or other similar organization for purposes of verifying your holdings, and (c) you will be required to indemnify Datavault and its directors, officers, stockholders, members, partners, employees and agents to the fullest extent permitted by law with respect to certain losses arising in connection with your participation in the Distribution, including any inaccuracy in the number of shares of Datavault Common Stock set forth in your Opt-In Agreement, as more fully described therein.

Datavault urges you to read carefully the Opt-In Agreement prior to making any decision to accept the Meme Coins.

Q:	If I hold my shares of Scilex Common Stock in “street name” and the Information Agent is unable to verify the number of shares that I hold, will I be able to receive my portion of the Distribution?

A:	If you hold your shares of Scilex Common Stock in “street name” with a brokerage firm, bank, dealer or other similar organization and the Information Agent is unable to verify the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization, including if you fail to provide additional documentation to verify the number of shares of Scilex Common Stock that you hold in street name, then you will not receive your portion of the Distribution until such time as the number of shares that you hold with such brokerage firm, bank, dealer or other similar organization can be verified by the Information Agent.

Q:	What is the value of the Meme Coins?

A:	The fair market value per Meme Coin is $0.0000014, as of November 19, 2025, based on an independent valuation conducted by an independent third-party valuation firm at the request of Datavault, and such value assumes that the Meme Coins are illiquid through January 9, 2026. See the Risk Factors that form a part of the Opt-In Agreement.

Q:	Will there be a trading market for the Meme Coins?

A:	Yes, the Meme Coins will be tradeable on Datavault’s proprietary Information Data Exchange, which acts as a digital marketplace where registered buyers and sellers can securely exchange payment for data assets, including the Meme Coins. Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange. Holders of Meme Coins may also be able to export the Meme Coins to other digital wallets.

Q:	Will there be fees associated with opening a digital wallet with Datavault?

A:	No, there will not be fees associated with opening a digital wallet with Datavault.

Q:	Will there be fees associated with transfers of Meme Coins or trades made on the Information Data Exchange after the initial deposit of Meme Coins into my digital wallet?

A:

Datavault will notify holders of Meme Coins via email when they can commence trading the Meme Coins on the Information Data Exchange.

Trades of Meme Coins made on the Information Data Exchange will incur ordinary course trading fees that are based on transaction value and embedded within the terms of the applicable smart contract. Meme Coins that are exported to and traded on other trading platforms or digital exchanges may be subject to additional fees not imposed by Datavault.

Q:	What are the tax consequences to Record Scilex Common Holders of accepting the Meme Coins?

A:

The distribution of Meme Coins is an in-kind distribution that may be a dividend (to the extent of Scilex’s current and accumulated earnings and profits (“E&P”)). Any amount in excess of E&P would reduce a Record Scilex Common Holder’s tax basis in its Scilex Common Stock underlying the distribution and any amount in excess of that basis should constitute gain. Datavault and/or Scilex may elect to treat the entire amount as a dividend or may elect to report it in another manner as it decides is appropriate in consultation with their respective tax preparers. In executing and delivering to Datavault the Opt-In Agreement, you agree (and will be required absent disclosure to the IRS and other tax authorities) to report such amounts in the same manner.

Datavault intends to notify such record holders of the manner in which it will report such amounts to the IRS by push notifications to digital wallets.

Q:	I share an address with another Scilex stockholder, and we received only one paper copy of the Distribution Materials. How may I obtain an additional copy of the Distribution Materials?

A:

Datavault has adopted a procedure called “householding”. Under this procedure, Datavault delivers a single copy of the letter from Datavault to multiple stockholders and other equityholders who share the same address, unless it has received contrary instructions from one or more of such stockholders or other equityholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders and other equityholders who participate in householding will continue to be able to access and receive separate letter from Datavault. Upon written or oral request, Datavault (through the Information Agent) will deliver promptly a separate copy of the letter from Datavault to any stockholder or other equityholder at a shared address to which Datavault delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder or other equityholder is receiving multiple copies, to request that we only send a single copy of the letter from Datavault, such stockholder or other equityholder may contact Alliance Advisors at:

Alliance Advisors

Telephone Number: 1-855-206-1373 (or 1-732-848-0858 for international holders)

Email Address: DVLT@allianceadvisors.com

We encourage stockholders to contact Alliance by telephone or e-mail instead of physical mail to help ensure timely receipt of any request a copy of the letter from Datavault.

Q:	Should I seek advice from legal and/or tax advisors before I elected to receive the Distribution?

A:

There may be legal and tax consequences from your election to participate in the Distribution, execution of the Opt-In Agreement and receipt of the Distribution.

Datavault encourages all Record Scilex Common Holders to seek legal and tax advice from qualified legal counsel and a tax professional before deciding to elect to participate in the Distribution, execute the Opt-In Agreement and receive the Distribution.